SUPPLEMENT TO THE CAPITAL RESERVES:
MONEY MARKET PORTFOLIO,
U.S. GOVERNMENT PORTFOLIO, AND
MUNICIPAL MONEY MARKET PORTFOLIO
STATEMENT OF ADDITIONAL INFORMATION
DATED NOVEMBER 29, 1996
Effective January 2, 1997, the following information replaces the similar information found in the third paragraph of the "Contracts with FMR Affiliates" section on page 23.
Under this arrangement FIIOC receives an annual asset-based fee. This fee is subject to increase based on postal rate changes.